UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITO	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 20, 2019, SITO Mobile, Ltd. (the “Company”) received a written notification (the “Notice”) from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Periodic Financial Reporting Requirement”) because it has not yet filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 (the “Filing”). The deficiency letter does not result in the immediate delisting of the Company’s common stock from the Nasdaq Capital Market.

According to Nasdaq Listing Rules, the Company has a period of 60 calendar days from the date of the Notice, or until January 20, 2020 (the “Compliance Date”), to submit to Nasdaq a plan to regain compliance with the Periodic Financial Reporting Requirement. If Nasdaq accepts the Company’s plan, Nasdaq may grant an exception of up to 180 calendar days (the “Exception Period”) from the Filing’s due date, or until May 18, 2020, for the Company to regain compliance. Any subsequent periodic filing that is due within the Exception Period can be filed within such period. If Nasdaq does not accept the Company’s plan, the Company may appeal Nasdaq’s determination to delist its securities, but there can be no assurance that Nasdaq would grant the Company’s request for continued listing of its securities.

The Company expects to make the Filing in the near future. However, there can be no assurance that Nasdaq will accept the Company’s compliance plan, that the Company will be able to regain compliance with the Periodic Financial Reporting Requirement, or will otherwise be in compliance with other Nasdaq Listing Rules.

Item 7.01. Regulation FD Disclosure.

On November 26, 2019, the Company issued a press release regarding the matters discussed in Item 3.01, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulation of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of SITO Mobile, Ltd. dated November 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: November 26, 2019	/s/ Thomas J. Pallack
Name: Thomas J. Pallack
Title: Chief Executive Officer

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